UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cancellation of Previously Granted Performance-Vesting Awards and Issuance of Time-Vesting Awards

In response to the current circumstances relating to the COVID-19 pandemic and its impact on Xenia Hotels & Resorts, Inc. (the “Company”) and the hotel industry generally, on June 5, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved, and the Company entered into, agreements (the “New Equity Award Agreements”) with each of Marcel Verbaas, Chairman and Chief Executive Officer of the Company; Barry A.N. Bloom, President and Chief Operating Officer of the Company; Atish Shah, Executive Vice President, Chief Financial Officer and Treasurer of the Company; and Joseph T. Johnson, Senior Vice President and Chief Investment Officer of the Company (the “named executive officers”), which provide for the cancellation of the Class A Performance LTIP Units of XHR LP, our operating partnership, previously granted to the named executive officers on March 2, 2020 (the “Performance-Vesting Awards”), and the grant of new time-vesting awards to the named executive officers in the form of LTIP Units of XHR LP (the “New Time-Vesting Awards”).

Prior Performance-Vesting Awards

Prior to such cancellation, the Performance-Vesting Awards granted to the named executive officers provided for the award of Class A Performance LTIP Units of XHR LP which were subject to vesting based on the Company’s performance over a three-year performance period ending on December 31, 2022. The table below sets forth the total number of “base units” and “distribution equivalent units” covered by the Performance-Vesting Awards previously granted to each of the named executive officers on March 2, 2020 which were cancelled on June 5, 2020.

Name	Number of “Base Units”	Number of “Distribution Equivalent Units”
Marcel Verbaas	336,322	77,355
Barry A.N. Bloom	179,372	41,256
Atish Shah	134,529	30,942
Joseph T. Johnson	56,054	12,893

New Time-Vesting Awards

The table below sets forth the number of New Time-Vesting Awards granted to each of the named executive officers on June 5, 2020.

Name	Number of LTIP Units
Marcel Verbaas	294,176
Barry A.N. Bloom	147,088
Atish Shah	117,671
Joseph T. Johnson	49,030

In general, the New Time-Vesting Awards will vest in full on December 31, 2022, subject to the executive’s continued service through the vesting date.

In the event of a Change of Control of the Company (as defined in the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan) or a termination of the executive’s employment due to the executive’s death or Disability, by the Company without Cause or by the executive for Good Reason (each as defined in the applicable award agreement), all then-unvested LTIP Units subject to the New Time-Vesting Awards will vest in full.

The New Time-Vesting Awards are designed to encourage retention of the Company’s executive officers, which the Company believes is crucial to continued value creation and the Company’s long-term success. The foregoing description of the material terms of the New Time-Vesting Awards does not purport to be complete and is qualified in its entirety by reference to the New Equity Award Agreement, the form of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item    9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Form of Time-Based LTIP Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: June 8, 2020	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President - General Counsel and Secretary